UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2013

DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35721 (Commission File Number)	45-5379027 (IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

Registrant's telephone number, including area code: (615) 771-6701

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Amended and Restated Terminalling Services Agreement (Big Sandy Terminal and Pipeline)

On July 19, 2013, Delek Logistics Partners, LP, (the “Partnership”) acquired a refined product pipeline, delivery yard, pump station and certain other assets and properties related thereto in and near Hopewell, Texas from Enterprise TE Products Pipeline Company LLC (the “Acquisition”).

In connection with the Acquisition, on July 25, 2013, the Partnership and Delek Refining. Ltd. (“Delek Refining”), a wholly owned subsidiary of Delek US Holdings, Inc., entered into the Amended and Restated Services Agreement (Big Sandy Terminal and Pipeline) (the “Amended and Restated Services Agreement”). The Amended and Restated Services Agreement amends and restates the Terminalling Services Agreement (Big Sandy Terminal) dated November 7, 2012 between the Partnership and Delek Refining and makes the following modifications:

•
in the event that Delek Refining fails to exercise its option to extend the Amended and Restated Services Agreement for a renewal term, the Partnership has the right to enter into one or more services agreement with third parties, provided that Delek Refining will have the right for 45 days to enter into a new services agreement with the Partnership on terms that substantially match those of the proposed third-party services agreement;

•
in addition to its terminal throughput obligations, Delek Refining is obligated to a minimum pipeline throughput commitment of aggregate volumes of refined product of at least 5,000 barrels per day, calculated on a quarterly average basis, and must pay a transportation fee of $0.50 per barrel to the Partnership for the volumes of refined product it ships on the pipeline;

•
Delek Refining shall be entitled to designate capital improvements to be made to the terminal and the pipeline according to the procedures established in the Amended and Restated Services Agreement; and

•
the Partnership may provide services to third parties provided that Delek Refining provides prior written consent and the services provided to third parties do not negatively affect Delek Refining's usage of the terminal or the pipeline.

The foregoing description of the Amended and Restated Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Services Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit No.    Description

10.1	Amended and Restated Services Agreement (Big Sandy Terminal and Pipeline), dated as of July 25, 2013, by and between Delek Refining, Ltd. And Delek Marketing - Big Sandy, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2013	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: EVP / Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

10.1	Amended and Restated Services Agreement (Big Sandy Terminal and Pipeline), dated as of July 25, 2013, by and between Delek Refining, Ltd. And Delek Marketing - Big Sandy, LLC.